UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Kennedy Capital ESG SMID Cap Fund

(Institutional Class: KESGX)

Kennedy Capital Small Cap Growth Fund

(Institutional Class: KGROX)

Kennedy Capital Small Cap Value Fund

(Institutional Class: KVALX)

ANNUAL REPORT

DECEMBER 31, 2022

Kennedy Capital Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	9
Schedule of Investments	15
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	34
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	47
Supplemental Information	49
Expense Example	57

This report and the financial statements contained herein are provided for the general information of the shareholders of the Kennedy Capital Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.kennedycapital.com

Executive Summary

The Kennedy Capital ESG SMID Cap Fund declined 17.82% (net of fees) in 2022, outperforming the benchmark, the Russell 2500™ Index, by 55 basis points1 while delivering on our stated Environmental, Social, and Governance priorities in the stock selection and portfolio construction process. The portfolio is fossil fuel free, has significantly lower greenhouse gas emissions in comparison to the benchmark, and has no exposure to the producers of tobacco, civil firearms, or controversial weapons. The portfolio has broad exposure across the growth-to-value style spectrum, with modest under- and over-weight positioning across sectors. The outperformance in 2022 was driven by favorable stock selection in the Industrials, Health Care, and Information Technology sectors, partially offset by unfavorable relative performance in Energy, Financials, and Materials.

Strategy Overview

We seek to outperform the Russell 2500™ Index, while optimizing the portfolio for ESG considerations. Our approach to stock selection and portfolio construction is both inclusionary and exclusionary in nature. The inclusionary component of our process is based on identifying small and mid-cap companies that leverage an environmental advantage or offer a solution to a societal problem as part of the company’s product or service offerings. We also consider each investment candidate’s governance framework and greenhouse gas emissions as part of our analysis. The exclusionary component of our process results in a portfolio that is fossil fuel free (defined as having no carbon reserves on the balance sheet), and has no exposure to producers of tobacco, civil firearms, or controversial weapons. The end result is a portfolio with exposure to many compelling societal and environmental trends, a significantly lower carbon footprint, and favorable governance characteristics. We believe thoughtful integration of these ESG considerations has the potential to manage long-term risk and enhance alpha* generation.

Performance Review

2022 was a challenging year for equity markets, as steadily increasing interest rates from the US Federal Reserve and a decline in the level of government stimulus payments resulted in investor pessimism. Fears of recession began to build throughout the year, and public equity valuations suffered. On a fundamental basis, many companies experienced strong financial performance in 2022, but the building uncertainty regarding the longevity of the economic cycle drove stocks lower. Relative outperformance in the portfolio was driven by stock selection, while sector allocation was a notable headwind.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 737-7788.

Portfolio Characteristics and Positioning

**	As of 12/31/22, the portfolio had weighted average carbon emissions (Scope 1, reported and estimated) of 83,273 metric tons, an 88% reduction from the weighted average emissions of the benchmark. The portfolio had zero carbon reserves, while the benchmark had reserves that equate to over 686 million metric tons of potential future emissions. The weighted average governance score of the portfolio (based on Institutional Shareholder Services’ Quality Score metric) was 3.38 compared with 4.19 for the Russell 2500TM Index or 19% more attractive (lower score is better).

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. As of 12/31/22, the portfolio was modestly overweight the Industrials, Health Care, and Information Technology sectors, and underweight Energy, Materials, and Financials. Given similar end market drivers, we view the weightings in Industrials and Materials/Energy as partially offsetting one another.

Outlook

We see the potential for a broad range of economic and financial scenarios in the year ahead. While interest rates are notably higher, home values have remained resilient as consumers adjust to this new reality. While the fear of a potential recession looms, corporate fundamentals have generally remained solid across many sectors and industries. Government spending in areas such as infrastructure and renewable energy is expected to serve as a buffer if a downturn in other construction-oriented parts of the economy weaken. Overall, we enter the year cautiously optimistic regarding the equity market outlook.

We continue to prioritize balance in the portfolio construction and stock selection process, striving to create a portfolio not wedded to a particular economic backdrop. We seek to have appropriate representation across sector weightings, growth vs. value style characteristics, and market capitalization. Our process remains “bottom-up” in nature, favoring stock ideas and sector weightings driven by company level fundamental analysis vs. a top down, macroeconomic forecast-based approach. We continue to see ESG integration providing opportunities for risk mitigation and alpha generation.

We remain confident in our ability to construct a portfolio with attractive ESG characteristics that strives to deliver relative investment outperformance over the long term. As always, we appreciate the confidence you place in our team.

Sincerely,

Christian McDonald
Portfolio Manager

[1]	A basis point is a standard measure for interest rates and other percentages in finance. One basis point equals 1/100th of 1%, or 0.01% (and .0001 in decimal form).

*	Alpha is the excess return of an investment relative to the return of a benchmark index is the investment’s alpha. Alpha may be positive or negative and is the result of active investing.

**	Source: Factset Research Systems Inc.

**	Based on Global Industry Classification Standard (GICS), which was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.(S&P). Excludes cash.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Carbon Emissions (Scope 1 Wtd. Avg., mt.) is a weighted average of companies’ reported or estimated Scope 1 greenhouse gas emissions measured in metric tons. Scope 1 emissions are those from sources owned or controlled by the company, typically direct combustion of fuel as in a furnace or vehicle. Exposure to Fossil Fuels is a measurement of how much of a company’s business model is invested in or tied to fossil fuels. The Governance Score is the ISS Governance QualityScore, which is derived from publicly disclosed data on a company’s governance practices and for which a lower score is preferable and a score 10 is considered high risk.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the ESG SMID Cap fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small-mid capitalization (“SMID cap”) stocks. SMID cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. ESG criteria may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund may forgo some market opportunities available to funds that do not use these criteria. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies. Must be preceded or accompanied by a prospectus.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Executive Summary

The Kennedy Capital Small Cap Growth Fund returned -4.89% (net of fees) from inception 4/27/2022 through 12/31/2022. This compares to a decline of -5.05% for the benchmark, the Russell 2000® Growth Index.

2022 was a difficult year for investors, particularly those investing in growth-oriented strategies. In response to excessive inflation, the Federal Reserve implemented a series of sharp interest rate increases, which directly caused a reset of equity discount rates (lessening the value of future cash flows) and is expected to have a negative drag on demand (and thus estimates for near term earnings potential). The result was declining equity markets and underperformance, even within the Russell 2000® Growth Index, of companies with “growthier” characteristics (i.e., higher sales & earnings growth rates and higher valuations). Despite this general factor headwind and our lack of ownership in the Energy sector (which outperformed), the Fund was able to slightly outperform overall due to strong stock selection in the Consumer Staples sector.

Performance Review and Positioning

From Fund inception (4/27/22) through 12/31/22, the Kennedy Small Cap Growth Fund returned -4.89% (net of fees), outperforming the Russell 2000® Growth Index by 16 basis points*. Relative outperformance in the fund was driven primarily by strong stock selection in Consumer Staples, Industrials, and Consumer Discretionary. This was partially offset by weaker relative returns from holdings in the Health Care and Real Estate sectors, as well as the negative relative impact of not owning any companies in the Energy sector, which outperformed with a positive return in this time period.

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. Our investment process seeks to identify companies with high current and/or future returns on investment with opportunities to invest in higher-than-average growth. As of 12/31/22, this resulted in our largest overweight sectors in the portfolio (relative to the Russell 2000® Growth Index) being Industrials, Consumer Discretionary, and Consumer Staples. The largest underweight sectors relative to the benchmark were Energy, Materials, and Information Technology.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 737-7788.

Outlook

While the macro backdrop remains volatile, valuations and earnings expectations have declined significantly from their peaks in 2021, increasingly presenting us with more attractive long-term opportunities to consider. As a result, we have started the process of slowly deploying our excess cash into new and existing investments where we have conviction in the medium-term earnings potential vs. market expectations. That said, we believe there is still significant risk as to exactly where things land in 2023/2024 – both to the upside and the downside – and expect that near term the equity markets will continue to be dominated by any news on the same key macro factors: inflation, interest rates, and demand destruction. For this reason, we are taking a deliberately slow and methodical approach to any changes in the portfolio holdings. But we still believe that at some point in 2023, visibility on these key macro inputs should settle out and investors will again focus on individual company earnings execution and longer-term opportunities. We spend the majority of our time preparing the portfolio for that day, understanding how the new environment impacts our companies’ returns but making sure to keep our focus on the 3–5-year growth opportunities. In aggregate, the portfolio is invested in companies with higher CFROIs (cash flow return on investment) and higher asset growth (i.e., re-investment opportunities), trading at a roughly similar valuation as the benchmark (based on current and next year’s price/earnings ratio). Assuming our companies can execute against these growth opportunities, we believe this should be a recipe for potential longer-term outperformance.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Thank you for your continued confidence in the Kennedy Capital team.

Sincerely,

Jean Barnard, CFA®
Portfolio Manager

Ryan Dunnegan, CPA
Portfolio Manager

*	A basis point is a standard measure for interest rates and other percentages in finance. One basis point equals 1/100th of 1%, or 0.01% (and .0001 in decimal form).

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the ESG SMID Cap fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small-mid capitalization (“SMID cap”) stocks. SMID cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. ESG criteria may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund may forgo some market opportunities available to funds that do not use these criteria. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies. Must be preceded or accompanied by a prospectus.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Executive Summary

The Kennedy Capital Small Cap Value Fund returned -0.34% (net of fees) from 4/27/2022 through 12/31/2022. This compares to a decline of 5.91% for the benchmark, Russell 2000® Value Index.

2022 experienced a number of significant shifts in the macro environment, which created a difficult backdrop for equity market performance. To summarize:

-	The Russian invasion of Ukraine, which caused oil prices to spike over 60% from year end 2021 levels.

-	Inflation, as measured by the Consumer Price Index* “CPI”, increased at a high single digit percentage rate. This is the highest inflation reading we’ve seen since the early 1980s.

-	In response to the higher inflation readings, the Federal Reserve shifted quickly to monetary tightening, raising the Federal Funds Target Rate by over 400 basis points. The Fed has signaled that further rate increases will be needed to quell inflationary pressures, which will have a slowing effect on economic growth.

-	Longer term interest rate measures – such as the 10-year treasury yield and the 30-year mortgage rate – rose sharply to multi-year highs in response to the higher inflation readings.

One of the consequences of higher interest rates is an increase in the discount rate that’s used to value financial assets. The arithmetic is straight forward: Rising discount rates means the value of future cash flows generated by an asset are worth less in today’s dollars. We believe this sharp rise in discount rates was the predominate factor driving negative equity market returns in 2022. While no sectors were immune from the compression in equity valuations, the impact was most acutely felt in historically expensive areas of the market, such as biotech and software. These industry groups dramatically underperformed the broader market in 2022, posting declines of 38%, and 51%, respectively, within the benchmark.

Performance Review and Positioning

From fund inception (4/27/22) through 12/31/2022, the Kennedy Capital Small Cap Value Fund returned -0.34% (net of fees), outperforming the Russell 2000® Value Index which declined 5.91% over the same period. Relative outperformance in the portfolio was driven primarily by strong stock selection in the Industrials, Energy, and Communication Services sectors. This was partially offset by weaker relative returns from holdings in the Financials, Real Estate, and Consumer Discretionary sectors.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 737-7788.

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. As of 12/31/22, the largest overweight sectors in the portfolio (relative to the Russell 2000® Value Index) were Industrials, Information Technology and Consumer Discretionary. The largest underweight sectors relative to the benchmark were Utilities, Communication Services and Financials.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Outlook

The intermediate macroeconomic picture is decidedly cloudy. Financial conditions are tightening, economic growth is slowing, and markets have responded with increased volatility. Experience tells us the most attractive long term investment opportunities present themselves during such times of heightened uncertainty and bearish market sentiment. Capturing these opportunities requires a deep focus on company and industry fundamentals, and the ability to recognize situations where market prices inadequately reflect the long-term value creation potential of the underlying business. By staying disciplined to our process, we can construct a portfolio of companies that in aggregate have attractive fundamental attributes relative to the overall market, but at valuation levels that give us a sufficient margin of safety**. We believe this is a winning recipe for potential portfolio returns over the long term.

We welcome the opportunity to discuss any questions or concerns you may have, and we thank you for the opportunity you have given us to manage your investment.

Sincerely,

Frank Latuda, Jr., CFA®
Chief Investment Officer & Portfolio Manager

McAfee Burke, CFA®
Portfolio Manager, Research Analyst

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a representative basket of consumer goods and services.

**	Margin of safety is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the ESG SMID Cap fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small-mid capitalization (“SMID cap”) stocks. SMID cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. ESG criteria may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund may forgo some market opportunities available to funds that do not use these criteria. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies. Must be preceded or accompanied by a prospectus.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Kennedy Capital ESG SMID Cap Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2500™ Index. Results include the reinvestment of all dividends and capital gains.

Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance characteristics of the true small to mid-cap opportunity set. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2022	1 Year	Since Inception	Inception Date
Institutional Class	-17.82%	9.10%	06/28/19
Russell 2500™ Index	-18.37%	6.33%	06/28/19

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825.

Gross and net expense ratios for the Institutional Class shares were 2.49% and 0.82%, respectively, which were the amounts stated in the current prospectus dated May 01, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.82% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Kennedy Capital ESG SMID Cap Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Kennedy Capital Small Cap Growth Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2000® Growth Index. Results include the reinvestment of all dividends and capital gains.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Returns as of December 31, 2022	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Institutional Class	7.46%	5.67%	-4.89%	04/27/22
Russell 2000® Growth Index	4.13%	4.38%	-5.05%	04/27/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long and short-term period. Periods over one year are annualized.

Kennedy Capital Small-Cap Growth Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited) - Continued

Gross and net expense ratio for the Institutional Class shares were 1.44% and 0.89%, respectively, which were the amounts stated in the current prospectus dated April 27, 2022. For the Fund’s current period ended December 31, 2022 expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.89% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Kennedy Capital Small Cap Value Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2000® Value Index. Results include the reinvestment of all dividends and capital gains.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Returns as of December 31, 2022	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Institutional Class	10.61%	7.28%	-0.34%	04/27/22
Russell 2000® Value Index	8.42%	3.42%	-5.91%	04/27/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long and short-term period. Periods over one year are annualized.

Gross and net expense ratio for the Institutional Class shares were 1.45% and 0.89%, respectively, which were the amounts stated in the current prospectus dated April 27, 2022. For the Fund’s current period ended December 31, 2022 expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.89% of the average daily net assets Institutional Class shares of the Fund. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Kennedy Capital Small-Cap Value Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 96.9%
	COMMUNICATION SERVICES — 0.5%
17,761	Magnite, Inc.*	$188,089

	CONSUMER DISCRETIONARY — 11.8%
11,292	American Eagle Outfitters, Inc.	157,636
4,879	Brunswick Corp.	351,678
4,893	Columbia Sportswear Co.	428,529
11,298	Gentex Corp.	308,096
2,946	Hasbro, Inc.	179,735
2,982	Helen of Troy, Ltd.*,1	330,734
1,509	Lithia Motors, Inc. - Class A	308,953
9,217	LKQ Corp.	492,280
2,836	Papa John's International, Inc.	233,431
1,222	Pool Corp.	369,447
6,390	Steven Madden Ltd.	204,224
2,853	TopBuild Corp.*	446,466
24,682	Topgolf Callaway Brands Corp.*	487,470
1,210	Vail Resorts, Inc.	288,404
		4,587,083

	CONSUMER STAPLES — 2.7%
2,387	Bunge, Ltd.[1]	238,151
3,302	elf Beauty, Inc.*	182,601
30,903	SunOpta, Inc.*,1	260,821
9,997	United Natural Foods, Inc.*	386,984
		1,068,557

	ENERGY — 2.4%
14,822	ChampionX Corp.	429,690
25,161	DMC Global, Inc.*	489,130
		918,820

	FINANCIALS — 14.8%
2,326	Assurant, Inc.	290,890
9,517	BankUnited, Inc.	323,292
5,212	Banner Corp.	329,398
6,510	Brown & Brown, Inc.	370,875
7,395	Commerce Bancshares, Inc.	503,378
5,999	East West Bancorp, Inc.	395,334
486	FactSet Research Systems, Inc.	194,988
14,597	First Foundation, Inc.	209,175
3,920	Globe Life, Inc.	472,556
10,154	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	294,263
6,258	HomeStreet, Inc.	172,596
1,096	LPL Financial Holdings, Inc.	236,922
5,657	PacWest Bancorp	129,828

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
6,714	Stifel Financial Corp.	$391,896
8,075	Voya Financial, Inc.	496,532
3,715	Walker & Dunlop, Inc.	291,553
5,188	Western Alliance Bancorp	308,997
4,059	Wintrust Financial Corp.	343,067
		5,755,540

	HEALTH CARE — 14.7%
3,743	Axonics, Inc.*	234,050
1,259	Charles River Laboratories International, Inc.*	274,336
792	Chemed Corp.	404,260
6,918	Encompass Health Corp.	413,766
21,148	Enhabit, Inc.*	278,308
21,968	Evolent Health, Inc. - Class A*	616,861
8,659	Halozyme Therapeutics, Inc.*	492,697
1,381	ICON PLC*,1	268,259
3,835	ICU Medical, Inc.*	603,936
4,065	Intra-Cellular Therapies, Inc.*	215,120
4,059	Ionis Pharmaceuticals, Inc.*	153,308
13,964	Iovance Biotherapeutics, Inc.*	89,230
5,481	LivaNova PLC*,1	304,415
1,903	Neurocrine Biosciences, Inc.*	227,294
10,749	NextGen Healthcare, Inc.*	201,866
6,569	NuVasive, Inc.*	270,906
4,329	Omnicell, Inc.*	218,268
12,462	Premier, Inc. - Class A	435,921
		5,702,801

	INDUSTRIALS — 22.4%
4,437	AAON, Inc.	334,195
4,524	Albany International Corp. - Class A	446,021
2,316	Axon Enterprise, Inc.*	384,294
1,971	Chart Industries, Inc.*	227,118
4,383	ESCO Technologies, Inc.	383,688
3,190	Hillenbrand, Inc.	136,117
1,888	IDEX Corp.	431,087
2,184	John Bean Technologies Corp.	199,465
46,338	Leonardo DRS, Inc.*	592,200
8,569	Mercury Systems, Inc.*	383,377
2,097	Middleby Corp.*	280,788
3,518	MSA Safety, Inc.	507,260
1,626	Nordson Corp.	386,533
3,626	Regal Rexnord Corp.	435,047
7,158	Spirit AeroSystems Holdings, Inc., Class A	211,877
4,750	Stanley Black & Decker, Inc.	356,820

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
2,392	Tetra Tech, Inc.	$347,294
27,182	Thermon Group Holdings, Inc.*	545,815
3,289	Titan Machinery, Inc.*	130,672
8,633	Trex Co., Inc.*	365,435
790	United Rentals, Inc.*	280,782
2,335	Valmont Industries, Inc.	772,114
6,004	XPO, Inc.*	199,873
17,065	Zurn Elkay Water Solutions Corp.	360,925
		8,698,797

	INFORMATION TECHNOLOGY — 15.5%
3,493	CyberArk Software Ltd.*,1	452,867
3,740	Elastic N.V.*,1	192,610
4,545	Euronet Worldwide, Inc.*	428,957
7,655	Everbridge, Inc.*	226,435
1,305	F5, Inc.*	187,281
6,157	Kulicke & Soffa Industries, Inc.	272,509
8,079	PagerDuty, Inc.*	214,578
1,549	Paylocity Holding Corp.*	300,909
2,029	Perficient, Inc.*	141,685
1,821	Rogers Corp.*	217,318
2,304	TD SYNNEX Corp.	218,212
1,992	Teledyne Technologies, Inc.*	796,621
2,390	Teradyne, Inc.	208,767
11,912	Trimble, Inc.*	602,271
20,282	Vishay Precision Group, Inc.*	783,899
7,480	WNS Holdings Ltd. ADR*	598,325
2,683	Wolfspeed, Inc.*	185,234
		6,028,478

	MATERIALS — 3.6%
7,003	Avient Corp.	236,421
4,560	Crown Holdings, Inc.	374,878
9,276	Livent Corp.*	184,314
2,919	Reliance Steel & Aluminum Co.	590,922
		1,386,535

	REAL ESTATE — 6.4%
2,727	EastGroup Properties, Inc. - REIT	403,760
24,179	Independence Realty Trust, Inc. - REIT	407,658
2,000	Jones Lang LaSalle, Inc.*	318,740
20,683	Kite Realty Group Trust - REIT	435,377
31,669	Macerich Co. - REIT	356,593
7,267	National Storage Affiliates Trust - REIT	262,484

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE (Continued)
2,281	Sun Communities, Inc. - REIT	$326,183
		2,510,795
	UTILITIES — 2.1%
12,371	Atlantica Sustainable Infrastructure PLC[1]	320,409
10,381	Essential Utilities, Inc.	495,485
		815,894
	TOTAL COMMON STOCKS
	(Cost $40,493,122)	37,661,389

Principal Amount
	SHORT-TERM INVESTMENTS — 3.6%
$1,409,482	UMB Bank Demand Deposit, 0.01%[2]	1,409,482
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,409,482)	1,409,482

	TOTAL INVESTMENTS — 100.5%
	(Cost $41,902,604)	39,070,871
	Liabilities in Excess of Other Assets — (0.5)%	(180,353)
	NET ASSETS — 100.0%	$38,890,518

REIT – Real Estate Investment Trusts

PLC – Public Limited Company

ADR – American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	22.4%
Information Technology	15.5%
Financials	14.8%
Health Care	14.7%
Consumer Discretionary	11.8%
Real Estate	6.4%
Materials	3.6%
Consumer Staples	2.7%
Energy	2.4%
Utilities	2.1%
Communication Services	0.5%
Total Common Stocks	96.9%
Short-Term Investments	3.6%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Kennedy Capital Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 98.5%
	COMMUNICATION SERVICES — 1.9%
875	Magnite, Inc.*	$9,266

	CONSUMER DISCRETIONARY — 15.5%
58	Installed Building Products, Inc.	4,965
33	Lithia Motors, Inc. - Class A	6,757
78	Marriott Vacations Worldwide Corp.	10,498
138	Monarch Casino & Resort, Inc.*	10,611
93	Ollie's Bargain Outlet Holdings, Inc.*	4,356
128	Planet Fitness, Inc. - Class A*	10,086
214	Skyline Champion Corp.*	11,023
380	Topgolf Callaway Brands Corp.*	7,505
57	Wingstop, Inc.	7,844
		73,645

	CONSUMER STAPLES — 6.5%
332	elf Beauty, Inc.*	18,360
214	Performance Food Group Co*	12,495
		30,855

	FINANCIALS — 5.7%
204	Axos Financial, Inc.*	7,797
312	BRP Group, Inc. - Class A*	7,843
168	National Bank Holdings Corp. - Class A	7,068
87	Triumph Financial, Inc.*	4,252
		26,960

	HEALTH CARE — 22.9%
353	AdaptHealth Corp.*	6,785
792	ADMA Biologics, Inc.*	3,073
117	Apollo Medical Holdings, Inc.*	3,462
317	Artivion, Inc.*	3,842
419	Avid Bioservices, Inc.*	5,770
135	Axonics, Inc.*	8,442
106	Bruker Corp.	7,245
1,146	Cerus Corp.*	4,183
170	Cullinan Oncology, Inc.*	1,794
205	Halozyme Therapeutics, Inc.*	11,664
123	Intra-Cellular Therapies, Inc.*	6,509
72	Ionis Pharmaceuticals, Inc.*	2,719
251	Iovance Biotherapeutics, Inc.*	1,604
62	Keros Therapeutics, Inc.*	2,977
219	Kezar Life Sciences, Inc.*	1,542
30	Ligand Pharmaceuticals, Inc.*	2,004
91	LivaNova PLC*,1	5,054
150	NuVasive, Inc.*	6,186

Kennedy Capital Small Cap Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
0[2]	OmniAb, Inc.*	$—	[3]
11	OmniAb, Inc. Earnout Shares[4]	—
11	OmniAb, Inc. Earnout Shares[4]	—
108	Omnicell, Inc.*	5,445
131	Protagonist Therapeutics, Inc.*	1,429
70	Reata Pharmaceuticals, Inc. - Class A*	2,659
173	Surgery Partners, Inc.*	4,820
130	Tandem Diabetes Care, Inc.*	5,844
100	Travere Therapeutics, Inc.*	2,103
80	Zentalis Pharmaceuticals, Inc.*	1,611
		108,766

	INDUSTRIALS — 24.7%
418	Array Technologies, Inc.*	8,080
120	ASGN, Inc.*	9,778
88	Axon Enterprise, Inc.*	14,602
143	Casella Waste Systems, Inc. - Class A*	11,341
53	Chart Industries, Inc.*	6,107
61	John Bean Technologies Corp.	5,571
466	Leonardo DRS, Inc.*	5,955
55	MasTec, Inc.*	4,693
116	Mercury Systems, Inc.*	5,190
67	NV5 Global, Inc.*	8,865
69	Tetra Tech, Inc.	10,018
133	Trex Co., Inc.*	5,630
95	UFP Industries, Inc.	7,529
316	WillScot Mobile Mini Holdings Corp.*	14,274
		117,633

	INFORMATION TECHNOLOGY — 17.7%
221	CI&T, Inc. - Class A*,1	1,437
64	Elastic N.V.*,1	3,296
86	Euronet Worldwide, Inc.*	8,117
111	Five9, Inc.*	7,533
1,188	Infinera Corp.*	8,007
183	MACOM Technology Solutions Holdings, Inc.*	11,525
194	MaxLinear, Inc.*	6,586
246	PagerDuty, Inc.*	6,534
44	Paylocity Holding Corp.*	8,547
40	Perficient, Inc.*	2,793
125	Shift4 Payments, Inc. - Class A*	6,991
26	Synaptics, Inc.*	2,474
127	WNS Holdings Ltd. ADR*	10,159
		83,999

Kennedy Capital Small Cap Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE — 3.6%
527	Independence Realty Trust, Inc. - REIT	$8,885
81	Innovative Industrial Properties, Inc. - REIT	8,210
		17,095
	TOTAL COMMON STOCKS
	(Cost $491,541)	468,219
	EXCHANGE-TRADED FUNDS — 3.8%
85	iShares Russell 2000 Growth ETF	18,234
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $18,115)	18,234

Principal Amount
	SHORT-TERM INVESTMENTS — 6.3%
$29,985	UMB Bank Demand Deposit, 0.01%[5]	29,985
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $29,985)	29,985

	TOTAL INVESTMENTS — 108.6%
	(Cost $539,641)	516,438
	Liabilities in Excess of Other Assets — (8.6)%	(40,951)
	NET ASSETS — 100.0%	$475,487

PLC – Public Limited Company

ADR – American Depository Receipt

REIT – Real Estate Investment Trusts

ETF – Exchange-Traded Fund

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Amount represents less than 0.5 shares.
[3]	Amount represents less than $0.50.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Kennedy Capital Small Cap Growth Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	24.7%
Health Care	22.9%
Information Technology	17.7%
Consumer Discretionary	15.5%
Consumer Staples	6.5%
Financials	5.7%
Real Estate	3.6%
Communication Services	1.9%
Total Common Stocks	98.5%
Exchange-Traded Funds
Unknown GICS Sector	3.8%
Short-Term Investments	6.3%
Total Investments	108.6%
Liabilities in Excess of Other Assets	(8.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 97.3%
	COMMUNICATION SERVICES — 1.0%
715	Ziff Davis, Inc.*	$56,557

	CONSUMER DISCRETIONARY — 10.3%
3,958	American Eagle Outfitters, Inc.	55,254
546	America's Car-Mart, Inc.*	39,454
3,202	Bloomin' Brands, Inc.	64,424
293	Cavco Industries, Inc.*	66,291
4,663	Dana, Inc.	70,551
1,009	Green Brick Partners, Inc.*	24,448
579	Helen of Troy, Ltd.*,1	64,217
431	Johnson Outdoors, Inc. - Class A	28,498
239	LCI Industries	22,095
1,549	Modine Manufacturing Co.*	30,763
851	Ollie's Bargain Outlet Holdings, Inc.*	39,861
1,009	Rent-A-Center, Inc.	22,753
314	TopBuild Corp.*	49,138
		577,747

	CONSUMER STAPLES — 1.7%
1,744	BellRing Brands, Inc. - Class A*	44,716
1,698	Calavo Growers, Inc.	49,921
		94,637

	ENERGY — 4.6%
2,013	ChampionX Corp.	58,357
134	Denbury, Inc.*	11,661
704	Helmerich & Payne, Inc.	34,897
705	HF Sinclair Corp.	36,582
1,964	Northern Oil and Gas, Inc.	60,531
9,701	Southwestern Energy Co.*	56,751
		258,779

	FINANCIALS — 26.9%
1,291	1st Source Corp.	68,539
1,338	American Equity Investment Life Holding Co.	61,040
2,520	Argo Group International Holdings Ltd.[1]	65,142
1,613	Bank OZK	64,617
1,463	BankUnited, Inc.	49,698
528	Banner Corp.	33,370
2,297	Cadence Bank	56,644
1,245	Enterprise Financial Services Corp.	60,955
667	FB Financial Corp.	24,105
2,043	First Interstate BancSystem, Inc., Class A	78,962
3,263	Heritage Commerce Corp.	42,419
4,173	Home BancShares, Inc.	95,103

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
1,111	HomeStreet, Inc.	$30,641
534	Horace Mann Educators Corp.	19,956
2,089	National Bank Holdings Corp. - Class A	87,884
2,528	New York Community Bancorp, Inc.	21,741
1,734	Origin Bancorp, Inc.	63,638
1,147	PacWest Bancorp	26,324
1,365	Peapack-Gladstone Financial Corp.	50,805
650	Pinnacle Financial Partners, Inc.	47,710
580	Piper Sandler Cos.	75,510
1,210	Sandy Spring Bancorp, Inc.	42,628
185	SouthState Corp.	14,127
1,365	Stifel Financial Corp.	79,675
1,097	Texas Capital Bancshares, Inc.*	66,160
1,454	United Community Banks, Inc.	49,145
1,139	Washington Federal, Inc.	38,214
1,122	Wintrust Financial Corp.	94,831
		1,509,583

	HEALTH CARE — 9.8%
1,371	AdaptHealth Corp.*	26,351
737	Addus HomeCare Corp.*	73,324
447	AMN Healthcare Services Inc*	45,960
1,760	ANI Pharmaceuticals, Inc.*	70,805
2,551	Enhabit, Inc.*	33,571
1,474	Halozyme Therapeutics, Inc.*	83,871
255	ICU Medical, Inc.*	40,157
991	LeMaitre Vascular, Inc.	45,606
171	Mesa Laboratories, Inc.	28,422
3,401	NextGen Healthcare, Inc.*	63,871
404	Omnicell, Inc.*	20,370
446	Syneos Health, Inc.*	16,359
		548,667

	INDUSTRIALS — 16.9%
207	Acuity Brands, Inc.	34,281
660	Alamo Group, Inc.	93,456
1,528	Altra Industrial Motion Corp.	91,298
1,215	Astec Industries, Inc.	49,402
244	Chart Industries, Inc.*	28,116
1,159	Gibraltar Industries, Inc.*	53,175
959	IES Holdings, Inc.*	34,112
1,675	Insteel Industries, Inc.	46,096
897	Kirby Corp.*	57,722
540	Regal Rexnord Corp.	64,789
238	Saia, Inc.*	49,904

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
471	Simpson Manufacturing Co., Inc.	$41,759
665	UFP Industries, Inc.	52,701
229	UniFirst Corp.	44,195
270	Valmont Industries, Inc.	89,281
3,433	Wabash National Corp.	77,586
351	WESCO International, Inc.*	43,945
		951,818

	INFORMATION TECHNOLOGY — 6.4%
1,752	Cambium Networks Corp.*,1	37,966
1,919	Coherent, Corp.*	67,357
411	Diodes, Inc.*	31,294
2,145	Ichor Holdings Ltd.*,1	57,529
837	MaxLinear, Inc.*	28,416
653	Perficient, Inc.*	45,599
439	Plexus Corp.*	45,186
909	Progress Software Corp.	45,859
		359,206

	MATERIALS — 5.6%
760	Alcoa Corp.	34,557
1,034	Carpenter Technology Corp.	38,196
345	Eagle Materials, Inc.	45,833
488	H.B. Fuller Co.	34,951
1,482	Hawkins, Inc.	57,205
384	Materion Corp.	33,604
256	Quaker Chemical Corp.	42,726
957	Ryerson Holding Corp.	28,959
		316,031

	REAL ESTATE — 10.8%
2,464	Alpine Income Property Trust, Inc. - REIT	47,013
1,733	American Assets Trust, Inc. - REIT	45,924
815	Community Healthcare Trust, Inc. - REIT	29,177
1,520	Corporate Office Properties Trust - REIT	39,429
427	EastGroup Properties, Inc. - REIT	63,222
1,161	Essential Properties Realty Trust, Inc. - REIT	27,249
122	Innovative Industrial Properties, Inc. - REIT	12,365
3,562	Kite Realty Group Trust - REIT	74,980
4,633	Macerich Co. - REIT	52,167
1,161	National Storage Affiliates Trust - REIT	41,935
1,430	NexPoint Residential Trust, Inc. - REIT	62,234
1,283	PotlatchDeltic Corp. - REIT	56,439
5,370	Sunstone Hotel Investors, Inc. - REIT	51,874
		604,008

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES — 3.3%
450	ALLETE, Inc.	$29,029
507	American States Water Co.	46,923
1,197	Avista Corp.	53,075
520	IDACORP, Inc.	56,082
		185,109
	TOTAL COMMON STOCKS
	(Cost $5,543,866)	5,462,142

Principal Amount
	SHORT-TERM INVESTMENTS — 3.9%
$222,018	UMB Bank Demand Deposit, 0.01%[2]	222,018
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $222,018)	222,018

	TOTAL INVESTMENTS — 101.2%
	(Cost $5,765,884)	5,684,160
	Liabilities in Excess of Other Assets — (1.2)%	(69,547)
	NET ASSETS — 100.0%	$5,614,613

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Kennedy Capital Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	26.9%
Industrials	16.9%
Real Estate	10.8%
Consumer Discretionary	10.3%
Health Care	9.8%
Information Technology	6.4%
Materials	5.6%
Energy	4.6%
Utilities	3.3%
Consumer Staples	1.7%
Communication Services	1.0%
Total Common Stocks	97.3%
Short-Term Investments	3.9%
Total Investments	101.2%
Liabilities in Excess of Other Assets	(1.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Kennedy Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2022

	Kennedy Capital ESG SMID Cap Fund	Kennedy Capital Small Cap Growth Fund	Kennedy Capital Small Cap Value Fund
Assets:
Investments, at value (cost $41,902,604, $539,641 and $5,765,884, respectively)	$39,070,871	$516,438	$5,684,160
Receivables:
Investment securities sold	157,387	-	-
Fund shares sold	6,352	-	-
Dividends and interest	23,322	300	4,147
Due from Advisor	-	15,274	11,445
Prepaid expenses	6,147	3,891	3,890
Total assets	39,264,079	535,903	5,703,642

Liabilities:
Payables:
Investment securities purchased	294,752	-	26,423
Offering costs - Advisor	-	13,985	13,985
Advisory fees	6,965	-	-
Fund administration and accounting fees	15,713	8,188	8,219
Transfer agent fees and expenses	4,757	4,225	3,997
Custody fees	6,290	3,967	4,245
Auditing fees	16,279	14,999	14,999
Trustees' deferred compensation (Note 3)	11,251	1,412	1,416
Legal fees	7,553	3,541	5,789
Chief Compliance Officer fees	4,374	632	637
Trustees' fees and expenses	614	2,842	2,833
Accrued other expenses	5,013	6,625	6,486
Total liabilities	373,561	60,416	89,029

Net Assets	$38,890,518	$475,487	$5,614,613

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$42,228,313	$504,198	$5,686,760
Total distributable earnings (accumulated deficit)	(3,337,795)	(28,711)	(72,147)
Net Assets	$38,890,518	$475,487	$5,614,613

Maximum Offering Price per Share:
Institutional Class:
Net assets applicable to shares outstanding	$38,890,518	$475,487	$5,614,613
Shares of beneficial interest issued and outstanding	3,089,124	50,480	570,829
Net asset value, offering and redemption price per share	$12.59	$9.42	$9.84

See accompanying Notes to Financial Statements.

Kennedy Capital Funds

STATEMENTS OF OPERATIONS

For the Year/Period Ended December 31, 2022

	Kennedy Capital ESG SMID Cap Fund	Kennedy Capital Small Cap Growth Fund	Kennedy Capital Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $3, $0 and $0, respectively)	$252,592	$940	$26,517
Interest	100	2	7
Total investment income	252,692	942	26,524

Expenses:
Advisory fees	233,374	2,663	10,756
Fund administration and accounting fees	87,936	32,796	33,588
Transfer agent fees and expenses	30,007	7,774	7,774
Custody fees	16,250	7,366	7,609
Registration fees	28,199	6,240	6,240
Legal fees	18,998	12,765	12,765
Auditing fees	16,002	14,999	14,999
Chief Compliance Officer fees	14,399	5,865	5,869
Trustees' fees and expenses	11,478	6,776	6,776
Shareholder reporting fees	7,501	6,239	6,239
Miscellaneous	7,001	3,716	3,716
Insurance fees	3,201	2,039	2,039
Offering costs	-	13,796	13,796
Total expenses	474,346	123,034	132,166
Advisory fees recovered (waived)	(216,728)	(2,663)	(10,756)
Other expenses reimbursed	-	(117,407)	(109,663)
Fees paid indirectly (Note 3)	(2,477)	(74)	(74)
Net expenses	255,141	2,890	11,673
Net investment income (loss)	(2,449)	(1,948)	14,851

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(453,594)	638	67,387
Net change in unrealized appreciation (depreciation) on investments	(4,608,674)	(23,203)	(81,724)
Net realized and unrealized gain (loss)	(5,062,268)	(22,565)	(14,337)

Net Increase (Decrease) in Net Assets from Operations	$(5,064,717)	$(24,513)	$514

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(2,449)	$(10,774)
Net realized gain (loss) on investments	(453,594)	936,242
Net change in unrealized appreciation (depreciation) on investments	(4,608,674)	1,306,088
Net increase (decrease) in net assets resulting from operations	(5,064,717)	2,231,556

Distributions to Shareholders:
Institutional Class	(178,033)	(814,389)
Total distributions to shareholders	(178,033)	(814,389)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	31,318,748	10,241,312
Reinvestment of distributions:
Institutional Class	173,506	814,389
Cost of shares redeemed:
Institutional Class	(685,560)	(5,514,555)
Net increase (decrease) in net assets from capital transactions	30,806,694	5,541,146

Total increase (decrease) in net assets	25,563,944	6,958,313

Net Assets:
Beginning of period	13,326,574	6,368,261
End of period	$38,890,518	$13,326,574
Capital Share Transactions:
Shares sold:
Institutional Class	2,260,237	680,684
Shares reinvested:
Institutional Class	13,461	54,804
Shares redeemed:
Institutional Class	(50,411)	(355,562)
Net increase (decrease) in capital share transactions	2,223,287	379,926

See accompanying Notes to Financial Statements.

Kennedy Capital Small Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Period April 27, 2022* through December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(1,948)
Net realized gain (loss) on investments	638
Net change in unrealized appreciation (depreciation) on investments	(23,203)
Net increase (decrease) in net assets resulting from operations	(24,513)

Distributions to Shareholders:
Institutional Class	(4,670)
Total distributions to shareholders	(4,670)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	500,000
Reinvestment of distributions:
Institutional Class	4,670
Net increase (decrease) in net assets from capital transactions	504,670

Total increase (decrease) in net assets	475,487

Net Assets:
Beginning of period	-
End of period	$475,487
Capital Share Transactions:
Shares sold:
Institutional Class	50,000
Shares reinvested:
Institutional Class	480
Net increase (decrease) in capital share transactions	50,480

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Kennedy Capital Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Period April 27, 2022* through December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$14,851
Net realized gain (loss) on investments	67,387
Net change in unrealized appreciation (depreciation) on investments	(81,724)
Net increase (decrease) in net assets resulting from operations	514

Distributions to Shareholders:
Institutional Class	(72,993)
Total distributions to shareholders	(72,993)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	5,618,769
Reinvestment of distributions:
Institutional Class	71,045
Cost of shares redeemed:
Institutional Class	(2,722)
Net increase (decrease) in net assets from capital transactions	5,687,092

Total increase (decrease) in net assets	5,614,613

Net Assets:
Beginning of period	-
End of period	$5,614,613
Capital Share Transactions:
Shares sold:
Institutional Class	564,097
Shares reinvested:
Institutional Class	7,000
Shares redeemed:
Institutional Class	(268)
Net increase (decrease) in capital share transactions	570,829

*	Commencement of operations.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Kennedy Capital ESG SMID Cap Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period June 28, 2019* through December 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$15.39	$13.11	$10.86	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.01)	- [2]	0.01
Net realized and unrealized gain (loss)	(2.74)	3.31	2.28	0.87
Total from investment operations	(2.74)	3.30	2.28	0.88

Less Distributions:
From net investment income	(0.01)	-	(0.03)	(0.02)
From net realized gain	(0.05)	(1.02)	-	-
Total distributions	(0.06)	(1.02)	(0.03)	(0.02)
Net asset value, end of period	$12.59	$15.39	$13.11	$10.86

Total return[3]	(17.82)%	25.47%	20.98%	8.83%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,891	$13,327	$6,368	$1,390

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.52%	2.49%	15.92%	19.45%[5]
After fees waived and expenses absorbed/recovered	0.82%	0.82%	0.82%	0.82%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(0.71)%	(1.75)%	(15.08)%	(18.53)%[5]
After fees waived and expenses absorbed/recovered	(0.01)%	(0.08)%	0.02%	0.10%[5]
Portfolio turnover rate	50%	87%	63%	27%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Kennedy Capital Small Cap Growth Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period April 27, 2022* through December 31, 2022
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.04)
Net realized and unrealized gain (loss)	(0.45)
Total from investment operations	(0.49)

Less Distributions:
From net investment income	(-)[2]
From net realized gain	(0.09)
Total distributions	(0.09)
Net asset value, end of period	$9.42

Total return[3]	(4.89)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$475

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	37.88%[5]
After fees waived and expenses absorbed/recovered	0.89%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(37.59)%[5]
After fees waived and expenses absorbed/recovered	(0.60)%[5]

Portfolio turnover rate	17%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Kennedy Capital Small Cap Value Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period April 27, 2022* through December 31, 2022
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.08
Net realized and unrealized gain (loss)	(0.11)
Total from investment operations	(0.03)

Less Distributions:
From net investment income	(0.03)
From net realized gain	(0.10)
Total distributions	(0.13)
Net asset value, end of period	$9.84

Total return[2]	(0.34)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,615

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	10.08%[4]
After fees waived and expenses absorbed/recovered	0.89%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(8.06)%[4]
After fees waived and expenses absorbed/recovered	1.13%[4]

Portfolio turnover rate	220%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1 – Organization

Kennedy Capital ESG SMID Cap Fund (the ‘‘ESG SMID Cap Fund”), Kennedy Capital Small Cap Growth Fund (the “Small Cap Growth Fund”), and Kennedy Capital Small Cap Value Fund (the “Small Cap Value Fund”) are organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Kennedy Capital ESG SMID Cap Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on June 28, 2019. The Fund’s Investor Class shares are not currently available for purchase.

The Kennedy Capital Small Cap Growth Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on April 27, 2022. The Fund’s Investor Class shares are not currently available for purchase.

The Kennedy Capital Small Cap Value Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on April 27, 2022. The Fund’s Investor Class shares are not currently available for purchase.

With regards to the ESG SMID Cap Fund, the Small Cap Growth Fund, and the Small Cap Value Fund, the shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds’ might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Funds’ must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Small Cap Growth Fund and the Small Cap Value Fund each incurred offering costs of $16,496, respectively, which are being amortized over a one-year period from April 27, 2022 (commencement of operations).

(c) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period June 28, 2019 (commencement of operations) through December 31, 2019, and as of and during the years ended December 31, 2020 through December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

(d) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreements (the “Agreements”) with Kennedy Capital Management LLC (the “Advisor”). Under the terms of the Agreements, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following levels of each Fund’s average daily net assets of the Institutional Class shares of the Fund. These agreements are in effect until April 30, 2023, and they may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the investment advisory fee annual rate and the expense cap by Fund and by Class:

	Investment	Total Limit on Annual
	Advisory	Operating Expenses
	Fees	Institutional Class
ESG SMID Cap Fund	0.75%	0.82%
Small Cap Growth Fund	0.82%	0.89%
Small Cap Value Fund	0.82%	0.89%

For the periods ended December 31, 2022, the Advisor waived its advisory fees and absorbed other expenses totaling $216,728, $120,070, and $120,419 for the ESG SMID Cap Fund, Small Cap Growth Fund, and Small Cap Value Fund, respectively. The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2022, the amount of these potentially recoverable expenses was $656,511, $120,070, $120,419 for the ESG SMID Cap Fund, Small Cap Growth Fund, and Small Cap Value Fund, respectively. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

	ESG SMID Cap Fund	Small Cap Growth Fund	Small Cap Value Fund
2023	$224,818	$-	$-
2024	214,965	-	-
2025	216,728	120,070	120,419
Total	$656,511	$120,070	$120,419

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended December 31, 2022, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and will be disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income will be included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the periods ended December 31, 2022, are reported on the Statements of Operations.

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Note 4 – Federal Income Taxes

At December 31, 2022, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	ESG SMID Cap Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost of investments	$41,976,593	$539,666	$5,770,022

Gross unrealized appreciation	$2,205,716	$46,805	$225,323
Gross unrealized depreciation	(5,111,438)	(70,033)	(311,185)
Net unrealized appreciation (depreciation) on investments	$(2,905,722)	$(23,228)	$(85,862)

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)

	Paid-in Capital	Total Distributable Earnings (Loss)
ESG SMID Cap Fund	$(17,888)	$17,888
Small Cap Growth Fund	(472)	472
Small Cap Value Fund	(332)	332

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ESG SMID Cap Fund	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$-	$13,130
Undistributed long-term gains	-	-	2,001
Tax accumulated earnings	-	-	15,131

Accumulated capital and other losses	$(420,822)	$(4,071)	$-

Unrealized appreciation (depreciation) on investments	(2,905,722)	(23,228)	(85,862)
Unrealized deferred compensation	(11,251)	(1,412)	(1,416)

Total accumulated earnings (deficit)	$(3,337,795)	$(28,711)	$(72,147)

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

The tax character of the distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	ESG SMID Cap Fund		Small Cap Growth Fund		Small Cap Value Fund

	2022	2021	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$118,992	$220,660	$4,488	$-	$72,700	$-
Long-term capital gains	59,041	593,729	222	-	292	-
Total distributions paid	$178,033	$814,389	$4,670	$-	$72,992	$-

As of December 31, 2022, the ESG SMID Cap Fund, Small Cap Growth Fund, and Small Cap Value Fund had $420,822, $4,071, and $0 of post-October capital losses, respectively, which are deferred until January 1, 2023 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

Note 5 – Investment Transactions

For the periods ended December 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
ESG SMID Cap Fund	$44,636,561	$15,016,612
Small Cap Growth Fund	589,816	80,576
Small Cap Value Fund	9,859,822	4,379,459

Note 6 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan with respect to its Investor Class shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Investor Class shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. As of December 31, 2022, the Investor Class shares had not commenced operations. Institutional Class shares are not subject to any distribution or service fees under the plan.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2022, in valuing the Funds’ assets carried at fair value:

ESG SMID Cap Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$37,661,389	$-	$-	$37,661,389
Short-Term Investments	1,409,482	-	-	1,409,482
Total Assets	$39,070,871	$-	$-	$39,070,871

[1]	For a detailed break-out of common stocks by sector, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Small Cap Growth Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks
Communication Services	$9,266	$-	$-	$9,266
Consumer Discretionary	73,645	-	-	73,645
Consumer Staples	30,855	-	-	30,855
Financials	26,960	-	-	26,960
Health Care	108,766	-	0	108,766
Industrials	117,633	-	-	117,633
Information Technology	83,999	-	-	83,999
Real Estate	17,095	-	-	17,095
Exchange-Traded Funds	18,234	-	-	18,234
Short-Term Investments	29,985	-	-	29,985
Total Assets	$516,438	$-	$-	$516,438

*	The Fund did not hold any Level 2 securities at period end.

**	The Fund held Level 3 securities valued at zero at period end.

Small Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$5,462,142	$-	$-	$5,462,142
Short-Term Investments	222,018	-	-	222,018
Total Assets	$5,684,160	$-	$-	$5,684,160

[1]	For a detailed break-out of common stocks by sector, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Small Cap Growth Fund
Beginning balance April 27, 2022	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	-
Net purchases	0
Return of Capital	-
Net sales	-
Balance as of December 31, 2022	$0

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2022:

Small Cap Growth Fund
Asset Class	Fair Value at 12/31/2022	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Common Stock	$ 0	Market Approach	Discount for lack of marketability	$ 0	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10- New Accounting Pronouncements

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

On November 15, 2022, the Advisor, Kennedy Capital Management LLC (“KCM”), and Azimut Group (“Azimut”) announced that Azimut, through Azimut US Holdings, Inc., intended to purchase a 35% equity interest in KCM, with the remainder continuing to be widely held by existing KCM employees (the “Transaction”). The Transaction closed on February 8, 2023 (the “Closing”). In connection with the Transaction, Azimut has the option to purchase a majority interest in KCM following the second anniversary of Closing.

The Transaction constituted an assignment and resulted in the automatic termination of the Initial Advisory Agreement. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, at a meeting held on January 19, 2023, considered and approved the New Advisory Agreement with respect to each Fund with terms substantially similar to those of the Initial Advisory Agreement and for the same fees that were in effect under the Initial Advisory Agreement. The New Advisory Agreement is effective with respect to each Fund for 150 days from the date of the Closing, unless approved by the shareholders of the respective Fund, in which case the New Advisory Agreement will remain in effect for a two-year period.

A special meeting of the Shareholders of each Kennedy Capital Fund has been scheduled for March 29, 2023 (the “Special Meeting”). At the Special Meeting, shareholders of each Fund will separately consider a proposal (each, a “Proposal”) to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and KCM, pursuant to which KCM will continue to serve as the investment advisor to their Funds.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of Kennedy Capital Management

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Kennedy Capital ESG SMID Cap Fund, Kennedy Capital Small Cap Growth Fund, Kennedy Capital Small Cap Value Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of December 31, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Kennedy Capital ESG SMID Cap Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022 and for the period June 28, 2019 (commencement of operations) through December 31, 2019
Kennedy Capital Small Cap Growth Fund and Kennedy Capital Small Cap Value Fund	For the period April 27, 2022 (commencement of operations) through December 31, 2022	For the period April 27, 2022 (commencement of operations) through December 31, 2022	For the period April 27, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2023

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the fiscal year ended December 31, 2022, the Kennedy Capital ESG SMID Cap, Kennedy Capital Small Cap Growth and Kennedy Capital Small Cap Value Funds designate $59,041, $222 and $292, respectively as a 20% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the fiscal year ended December 31, 2022, 100%, 12.03% and 29.03%, respectively, of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Kennedy Capital ESG SMID Cap, Kennedy Capital Small Cap Growth and Kennedy Capital Small Cap Value Funds, are designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the fiscal year ended December 31, 2022, 100%, 12.36% and 29.51% of dividends to be paid from net investment income, including short-term capital gains (if any) from the Kennedy Capital ESG SMID Cap, Kennedy Capital Small Cap Growth and Kennedy Capital Small Cap Value Funds, are designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 882-8825. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	3	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	3	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	3	General Finance Corporation.

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	3	None.
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	3

Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed-end investment company.

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	3	N/A

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

      Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 61 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on July 19-20, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Kennedy Capital Management, Inc. (the “Investment Advisor”) with respect to the Kennedy Capital ESG SMID Cap Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2500 Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Mid-Cap Blend fund universe (the “Fund Universe”) for the one-year period ended April 30, 2022; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was above the Peer Group median return and the Russell 2500 Index return, but below the Fund Universe median return by 2.01%. The Trustees observed that the Fund’s risk-adjusted returns, as measured by its Sharpe ratio, and its risk-adjusted returns relative to the benchmark, as measured by its information ratio, ranked it in the second quartile of the funds (which is the second most favorable) in the Peer Group for the one-year period. The Trustees also considered that the Fund had been operating for a relatively short period, and that performance over longer periods would be more meaningful.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, its commitment to the maintenance and growth of the Fund’s assets, and its compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the same as the Fund Universe median. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges institutional clients to manage separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s separate account clients. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended April 30, 2022. The Board noted that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Fund, and had not realized a profit with respect to the Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on July 19 -20, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Reporting Period - May 1, 2021 through April 30, 2022

Kennedy Capital ESG SMID Cap Fund

Reporting Period – April 27, 20221 through April 30, 2022

Kennedy Capital Small Cap Growth Fund

Kennedy Capital Small Cap Value Fund

The Board has appointed Kennedy Capital Management LLC, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the periods detailed above (the “Program Reporting Periods”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;

●	An overview of market liquidity for each Fund during the Program Reporting Periods;

●	Each Fund’s ability to meet redemption requests;

●	Each Fund’s cash management;

●	Each Fund’s borrowing activity, if any, in order to meet redemption requests;

●	Each Fund’s compliance with the 15% limit of illiquid investments; and

●	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Periods.In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Periods, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Periods.

[1]	Commencement date.

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectuses for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Kennedy Capital Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2022 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The information in the rows titled “Actual Performance” of the tables below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kennedy Capital ESG SMID Cap Fund	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	7/1/22	12/31/22	7/1/22–12/31/22
Actual Performance	$1,000.00	$1,034.90	$4.21
Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Kennedy Capital Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2022 (Unaudited)

Kennedy Capital Small Cap Growth Fund	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	7/1/22	12/31/22	7/1/22–12/31/22
Actual Performance	$1,000.00	$1,056.70	$4.61
Hypothetical (5% annual return before expenses)	1,000.00	1,020.72	4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Kennedy Capital Small Cap Value Fund	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	7/1/22	12/31/22	7/1/22–12/31/22
Actual Performance	$1,000.00	$1,072.80	$4.65
Hypothetical (5% annual return before expenses)	1,000.00	1,020.72	4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Kennedy Capital Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

Kennedy Capital Management LLC

10829 Olive Boulevard, Suite 100
St. Louis, Missouri 63141

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Kennedy Capital ESG SMID Cap Fund – Institutional Class	KESGX	46141T562
Kennedy Capital Small Cap Growth Fund – Institutional Class	KGROX	46144X305
Kennedy Capital Small Cap Value Fund – Institutional Class	KVALX	46144X503

Privacy Principles of the Kennedy Capital Funds for Shareholders

The Funds are committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Kennedy Capital Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 882-8825 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 882-8825 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Kennedy Capital ESG SMID Cap Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (877) 882-8825.

Kennedy Capital Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 882-8825

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-882-8825.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$28,000	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/10/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/10/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/10/2023